UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2009

BofI HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 350-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 7.01	Regulation FD Disclosure

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	99.1 Press Release of BofI Holding, Inc. dated November 25, 2009

Item 7.01	Regulation FD Disclosure.

On November 25, 2009, BofI Holding, Inc. (“BofI” or the “Company”), parent company of Bank of Internet USA, issued a press release announcing it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission. When declared effective by the SEC, the shelf registration statement will allow the Company to raise capital from time to time, up to an aggregate of $125.0 million, through the sale of debt securities, common and preferred stock and warrants. The press release is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1 Press	Release of BofI Holding, Inc. dated November 25, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

By:	/S/ GREGORY GARRABRANTS
Gregory Garrabrants
Chief Executive Officer

Date: November 25, 2009

INDEX TO EXHIBITS

99.1 Press	Release of BofI Holding, Inc. dated November 25, 2009.